UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 17, 2002

Hibbett Sporting Goods, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-20969	63-1074067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

451 Industrial Lane Birmingham, Alabama	35211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (205) 942-4292

            None

(Former name or former address, if changed since last report)

ITEM 9.    REGULATION FD DISCLOSURE

On September 17, 2002, the registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended August 3, 2002 (the “Form 10-Q”) with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, the registrant has provided to the Securities and Exchange Commission the certifications below, as required by 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002:

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Hibbett Sporting Goods, Inc. (the “Company”) hereby certifies, to the best of such officer’s knowledge, that:

(i)  the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended August 3, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 17, 2002	/s/ MICHAEL J. NEWSOME
Michael J. Newsome Chief Executive Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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Certification of Chief Financial Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Hibbett Sporting Goods, Inc. (the “Company”) hereby certifies, to the best of such officer’s knowledge, that:

(i)  the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended August 3, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 17, 2002	/s/ GARY A. SMITH
Gary A. Smith Chief Financial Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTING GOODS, INC.

By:	/s/ GARY A. SMITH
Gary A. Smith Vice President & Chief Financial Officer

Date     September 17, 2002

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